Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Trilogy Emerging Markets Equity Fund

Supplement dated July 12, 2018 to the Prospectus and Statement of Additional Information, each dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Trilogy Emerging Markets Equity Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of July 31, 2018, Robert Beckwitt will no longer serve as a portfolio manager of the Fund, and Pablo Salas and William Sterling will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of July 31, 2018, all references to and information relating to Mr. Beckwitt in the Prospectus and SAI will be deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Salas and Sterling.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE